[Alcoa logo] October 7, 2008 3 rd Quarter 2008 Analyst Conference Exhibit 99.2

[Alcoa logo]
Forward Looking Statements
Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. Alcoa’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to
Alcoa’s Form 10-K for the year ended December 31, 2007 and
Forms 10-Q for the quarters ended March 31, 2008 and June 30,
2008, and other reports filed with the Securities and Exchange
Commission.

[Alcoa logo] Executive Vice President and Chief Financial Officer Chuck McLane

4
[Alcoa logo]

rd
Quarter 2008 Financial Overview
– Net income of $268m, or $0.33 per share – includes $29m or $0.04 per share for restructuring
– Sequentially, currency translation was a negative $52m, or $0.06 per share
– Typical sequential seasonal decline amplified by weakening markets
– Revenues of $7.2 billion – up from $6.5 billion in 3Q 2007, excluding divested businesses
– Increases in input costs persist
– Cash on hand at $831m with debt-to-capital at 36.3%
– Trailing 12-month ROC stands at 11.5%, excluding growth
investments

[Alcoa logo]
Margin squeeze impacting entire industry
Alumina EBITDA Change –1H 08 vs 1H 07
Smelting EBITDA Change –1H 08 vs 1H 07
Alcoa (-27%)
Competitor A (- 40%)
Competitor B (- 40%)
Competitor C (-23%)
Alcoa (-22%)
Competitor A (- 44%)
Competitor B (-13%)
Competitor C (-21%)
Source:  Company filings

[Alcoa logo]
7,412
7,123
3Q07 3Q08
$250
$526
3Q07 3Q08
110%
The industry is facing significant input cost escalation
Caustic Soda ( per dmt)
88%
Calcined
Coke (per mt)
Ocean Freight (Baltic Dry Index)
(4%)
Natural Gas
(US Henry Hub per MMBtu)
47%
Fuel Oil (Low Sulfur Oil Index per bbl)
77%
Source: CMAI Source: PACE Source: Bloomberg
Source: Bloomberg
Source: Bloomberg
U.S. Dollar*
(6%)
Source: Bloomberg
* Relative USD value vs weighted average of Alcoa exposure to AUD, CAD, BRL, & EUR
$510
$958
3Q07 3Q08
$57
$101
3Q07 3Q08
94
100
3Q07 3Q08
$6.18
$9.06
3Q07 3Q08

[Alcoa logo]
3Q vs 3Q 2007 Earnings Bridge
Income from Continuing Operations excluding Restructuring, Transaction Costs, and Chalco Gain millions
340
139
17
298
50
36 145
24
23
64
35
117
177
$0
$100
$200
$300
$400

[Alcoa logo]
Sequential Income Statement
In Millions 2Q 08 3Q 08 Change
Sales $7,620 $7,234 (5%)
Cost of Goods Sold $6,090 $5,944 (2%)
   % of Sales 79.9% 82.2% 2.3 pts
SG&A $306 $283 (8%)
   % of Sales 4.0% 3.9% (0.1 pts)
Restructuring and Other Charges $2 $43 nm
Interest Expense $87 $97 11%
Other Expense/(Income) $(97) $17 nm
Effective Tax Rate 27.3% 24.9% (2.4 pts)
Minority Interests $70 $84 20%
Net Income
$546 $268 (51%)
Earnings per Diluted Share
$0.66 $0.33 (50%)

9 [Alcoa logo] 3Q vs 2Q 2008 Earnings Bridge Income from Continuing Operations Excluding Restructuring millions 396 539 23 298 98 17 9 27 45 34 18 76 $0 $100 $200 $300 $400 $500 $600

[Alcoa logo]
3Q 08 2Q 08 3Q 07
2,010 1,913 1,937 3   Party Shipments (kmt)
3,790 3,820 3,775 Production (kmt)
805 717 664 3   Party Revenue ($ million)
206 190 215 ATOI ($ million)
Production records at Pinjarra & San Ciprian
Point Comfort production affected by
Hurricane Ike (~ 60 kmt)
Sequential adverse effect of Western Australia
gas disruption of $9 million
Higher caustic & fuel oil costs of $16 million
Favorable currency effects of $29 million
Alumina
3
rd
Quarter Highlights
4
th
Quarter Outlook
Prices to follow approximate two-month lag –
currently 12% lower than 3Q
Higher caustic costs
Current currency levels will lower costs if
sustained
Sequential benefit of approximately $15 million
as recovery continues from Western Australia
gas disruption; 4Q impact ~ ($10) million
3
rd
Quarter Business Conditions
$100
$120
$140
$160
$180
$200
$220
$240
$260
$280
$300
1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q08
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
ATOI Total Revenue
rd
rd

[Alcoa logo]
3
rd
Quarter Highlights
297 428 283 ATOI ($ million)
2,945 3,058 2,734 3   Party Price ($/mt)
2,127 2,437 1,600 3   Party Revenue ($ million)
3Q 08 2Q 08 3Q 07
704 750 584 3   Party Shipments (kmt)
1,011 1,030 934 Production (kmt)
Primary Metals
4
th
Quarter Outlook
3
rd
Quarter Business Conditions
Realized pricing down 4% sequentially
Higher costs for carbon products and LME-
linked costs
Iceland efficiency & volume gains of $14
million
Favorable currency effects
of
$29 million
Current cash LME ~ $2,250/mt
Higher input costs continue
Current currency levels will lower costs if
sustained
Sequential negative impact of complete
Rockdale curtailment expected to be
approximately $30 million during the period
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q08
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000
ATOI Total Revenue
rd
rd
rd

[Alcoa logo]
Flat-Rolled Products
4
th
Quarter Outlook
3
rd
Quarter Business Conditions
(38) (26) (29) Russia, China & Other
55
7
74
2Q 08
Total
Hard Alloy Extrusions
Global Rolled Products,
exc Russia & China
62
6
85
3Q 07
29
7
60
3Q 08
ATOI ($ million)
Weak end markets in North America & Europe
expected to persist
Higher costs for metals, energy & coatings
Prolonged Boeing strike would crimp
profitability
Bohai start-up costs
Typical seasonal slowdown compounded by
softer market demand
Higher costs for metals & energy of $8 million
Start-up costs in China of $3 million
Favorable currency effects of $9 million
($20)
$0
$20
$40
$60
$80
$100
$120
1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q08
$1,600
$1,800
$2,000
$2,200
$2,400
$2,600
$2,800
$3,000
ATOI Third Party Revenue

[Alcoa logo]
Engineered Products and Solutions
7 11 12
Building and Construction
& Other
157
155
(9)
2Q 08
Total
Investment Castings,
Forgings & Fasteners
AFL, Auto Castings &
Structures
82
102
(32)
3Q 07
101
131
(37)
3Q 08
Record third quarter profitability
Volume decreases in excess of typical
seasonal slowdown for automotive &
commercial transportation
Aerospace spares demand decreasing
U.S. commercial building & construction
market decline accelerates
ATOI ($ million) 3
rd
Quarter Business Conditions
4
th
Quarter Outlook
Weak market conditions persist in automotive,
commercial transportation and accelerating decline in
building & construction
Prolonged Boeing strike will crimp profitability
IGT market continues strong with industry at capacity
and expanding
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q08
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
ATOI Third Party Revenue

[Alcoa logo]
Cash Flow Statement
In Millions 3Q 07 2Q 08 3Q 08
Net Income $555 $546 $268
DD&A 338 321 317
Change in Working Capital 345 234 (519)
Other Adjustments (440) (46) 259
Pension Contributions (206) (48) (418)
Cash From Operating Activities $592 $1,007 $(93)
Dividends to Shareholders $(150) $(140) $(140)
Change in Debt (494) 199 1,573
Dividends to Minority Interests (106) (78) (76)
Contributions from Minority Interests 152 181 130
Share Repurchases (1,295) (175) (477)
Share Issuances 391 154 1
Other Financing Activities 41 11 (7)
Cash From Financing Activities $(1,461) $152 $1,004
Capital Expenditures $(941) $(796) $(877)
Sales of Assets/Investments 2,041 149 115
Additions to Investments (67) (22) (39)
Other Investing Activities (25) (86) (56)
Cash From Investing Activities $1,008 $(755) $(857)

[Alcoa logo]
3.9
9.8
8.6
9.2
6.3%
5.6%
5.2%
6.2%
Pre New
Issue
Post New
Issue
Pre New
Issue
Post New
Issue
Weighted Life (Years) Weighted Interest Rate
Management actions leading to better capital structure
Long-Term Debt Maturity Profile ($Millions)
Cash & CP History ($Millions)
January 2007 and July 2008
issuances increased average debt
maturity
Annual maturities are manageable
over the long-term
Minimal 2009 maturities
Liquidity is strong due to higher
cash balances
Refinancing Impacts
2007 New Issue 2008 New Issue
0
400
800
1,200
1,600
Q4'07 Q1'08 Q2'08 Q3'08
Commercial Paper Cash

[Alcoa logo] President and Chief Executive Officer Klaus Kleinfeld

17 [Alcoa logo] Market conditions weakened during 3 rd Quarter Growth by Industry & Geography 2008 vs. 2007

[Alcoa logo]
Slowing growth in several regions
Source: Alcoa analysis
2nd Quarter Forecast 3rd Quarter Forecast
1.0
1.1
5.3
6.0
8.0
13.8
Brazil
CIS
Asia w/o China
North America
Europe
China
2008 Projected
Consumption (million mt)
6% 15%
8%
3%
-5% -10%
1% -2%
22% 15%
2008
Projected Growth Rates
Note:  2008 Projected Global Consumption:  40.4 million mt
2008 Global Demand Growth Rates
2Q Forecast: +8%
3Q Forecast: +6%

19 [Alcoa logo] Higher inventories and lower LME price Source: LME 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500

[Alcoa logo]
Cash cost
(per mt)
About 1/3 of global production under water
Source: CRU International, Alcoa analysis
Worldwide Capacity (million mt)
Global Smelting Cash Cost Curve (per mt)
Note: 2008 cost curve adjusted to reflect current LME, FX, coke costs
~ 1/3 total
Current LME price = $2,200/mt
$800
$1,200
$1,600
$2,000
$2,400
$2,800
$3,200
$3,600
0 5 10 15 20 25 30 35 40 45
2005
2006
2007
2008

[Alcoa logo]
$2,200
$2,400
$2,600
$2,800
$3,000
$3,200
$3,400
$3,600
3 mo 15 mo 27 mo 39 mo 51 mo 63 mo 123 mo
Market remains optimistic on aluminum prospects
Source: Bloomberg
+23%
Forward Curve of LME Aluminum Pricing
June 30, 2008
Sept 30, 2007
Sept 30, 2008

[Alcoa logo]
Taking decisive actions
Decelerating
Aluminum Growth
End Market
Weakness
Cost Pressures
Global Liquidity
Crisis
Alcoa Actions
Review Upstream Footprint
Review Product Portfolio
Capture Pricing Opportunities
Balance Capacity with Demand
Complete Repowering Efforts
Capture Procurement Opportunities
Suspend Share Repurchases
Stop Non-Critical Capital Spend
M
A
R
K
E
T
C
O
N
D
I
T
I
O
N
S

23
[Alcoa logo]

8.2
10.6
4.6
7.3
5.6
Strong demand for aluminum will continue
World Aluminum Consumption
(million metric tons)
Source:  Brook Hunt, Alcoa analysis
22
1998
China
Rest of
Asia
2.8
6.7
3.6
North 9.2
8.6
29.1
67
2017
E. Europe/
Mid East/
Africa
W.Europe
South
6.7
5.2
12.0
38
2007
6% CAGR
6% CAGR
Europe/ME/
Africa
Americas
Asia
12%
1%
6%
8%
4%
5%
2.5
0.8
1.3
2.6

[Alcoa logo]
2008F 2009F 2010F
Projected Cash Conversion Cost of Production
(per mt)
Fjardaal – successful start-up that will drive profit growth
+30 kmt
(17%)
Source:  Alcoa analysis
+ $ 170m
incremental
EBITDA in 2010
Projected Smelting Production
(kmt)
320
346
350
2008F 2009F 2010F

[Alcoa logo]
Sao Luis Alumina Refinery Expansion
•
Expansion from 0.8 million mt to 1.9 million mt
• Investment of $1.6 billion
• Projected to move from 33   percentile to 14
percentile on cash cost curve
Brazil mining & refining projects to contribute to results
Juruti Bauxite Mine Development
•
Initial production of 2.6 million mt per annum –
estimated 200 year reserve
• Investment of $2.0 billion with significant
infrastructure investment enabling future
expansions
+ $ 80m
incremental
EBITDA in 2010
Note: Alcoa share = 60% of above
rd
th

[Alcoa logo] Can sheet market provides profitable growth opportunities
Source: Alcoa analysis
• Strong global demand growth
• Alcoa well-positioned with
global customers
• Recycling infrastructure
improves cost position and
environmental footprint
• Expiration of can sheet
contract provides earnings
opportunity
Can Sheet Opportunity
+ $ 320m
incremental
EBITDA in 2010
+41% p.a.
Alcoa Can Sheet Production in Russia & China
(kmt)
80
107
160
2008F 2009F 2010F

[Alcoa logo]
We are committed to our strategic priorities
Disciplined Execution
across all activities
Alcoa’s Three Strategic Priorities
Profitable Growth
in every business
Business Programs that define:
–
3-year aspirations
–
Priority levers
–
Accountability
Alcoa Advantage
creating value for
all businesses
– Talent
– Technology
– Customer Intimacy
– Purchasing
– Operating System

[Alcoa logo]
Greg Aschman
Director, Investor Relations
Alcoa
390 Park Avenue
New York, N.Y. 10022-4608
Telephone:  (212) 836-2674
Facsimile:  (212) 836-2813
www.alcoa.com
For Additional Information, Contact:

29 [Alcoa logo] [Alcoa logo]

30 [Alcoa logo] APPENDIX [Alcoa logo]

[Alcoa logo]
In the first quarter of 2008, management approved a realignment of Alcoa's reportable segments to better reflect the core businesses in which Alcoa operates and how it is managed.  This realignment consisted of eliminating the Extruded and End Products segment, and realigning its component businesses as follows: the building and construction systems business is reported in the Engineered Products and Solutions segment; the hard alloy extrusions business and the Russian extrusions business are reported in the Flat-Rolled Products segment; and the remaining segment components, consisting primarily of the equity investment/income of Alcoa's interest in the Sapa AB joint venture, and the Latin American extrusions business, are reported in Corporate.  Additionally, the
Russian forgings business was moved from the Engineered Products and Solutions segment to the Flat-Rolled Products segment, where all Russian operations are now reported.  Prior period amounts were reclassified to reflect the new segment structure.  Also, the Engineered Solutions segment was renamed the
Engineered Products and Solutions segment.
Reconciliation of ATOI to
Consolidated Net Income
$     268 $     546 $     303 $  2,564 $     632 $     555 $     715 $     662 Consolidated net income
(116) (32) (98) 741 303 446 (22) 14 Other
(1) – – (7) 8 (3) (1) (11) Discontinued operations
(29) (2) (30) (307) 1 (311) 21 (18) Restructuring and other charges
(77) (91) (82) (388) (100) (101) (101) (86) Corporate expense
(84) (70) (67) (365) (64) (76) (110) (115) Minority interests
(63) (57) (64) (261) (53) (98) (56) (54) Interest expense
10 12 9 40 10 10 9 11 Interest income
(5) (44) (31) (24) 9 10 (16) (27) Impact of LIFO
Unallocated amounts (net of tax):
$     633 $     830 $     666 $  3,135 $     518 $     678 $     991 $     948 Total segment ATOI
3Q08 2Q08 1Q08 2007 4Q07 3Q07 2Q07 1Q07
(in millions)
$     268 $     546 $     303 $  2,564 $     632 $     555 $     715 $     662 Consolidated net income
(116) (32) (98) 741 303 446 (22) 14 Other
(1) – – (7) 8 (3) (1) (11) Discontinued operations
(29) (2) (30) (307) 1 (311) 21 (18) Restructuring and other charges
(77) (91) (82) (388) (100) (101) (101) (86) Corporate expense
(84) (70) (67) (365) (64) (76) (110) (115) Minority interests
(63) (57) (64) (261) (53) (98) (56) (54) Interest expense
10 12 9 40 10 10 9 11 Interest income
(5) (44) (31) (24) 9 10 (16) (27) Impact of LIFO
Unallocated amounts (net of tax):
$     633 $     830 $     666 $  3,135 $     518 $     678 $     991 $     948 Total segment ATOI
3Q08 2Q08 1Q08 2007 4Q07 3Q07 2Q07 1Q07
(in millions)

[Alcoa logo]
Days of Working Capital = Working Capital divided by (Adjusted Sales/number of days in the quarter)
(a) Adjusted Sales is a non-GAAP financial measure and is being used to calculate Days of Working Capital to be consistent with the fact that the working capital components of the above-mentioned divested businesses were classified as held for sale, and, therefore, are not included in the
Working Capital amounts above.
Days of Working Capital
$   7,234 $   7,601 $   6,502 Adjusted Sales (a)
47.7 45.0 51.5
Days of Working Capital
– 19 885
Packaging and Consumer, Soft Alloy Extrusions, and
Auto Castings
$   7,234 $   7,620 $   7,387 Sales
$   3,753 $   3,755 $   3,638 Working Capital
2,791 3,121 2,649 Less: Accounts payable, trade
3,844 3,813 3,311 Add: Inventories
$   2,700 $   3,063 $   2,976 Receivables from customers, less allowances
September 30,
2008
June 30,
2008
September 30,
2007
(in millions)
Quarter ended
$   7,234 $   7,601 $   6,502 Adjusted Sales (a)
47.7 45.0 51.5
Days of Working Capital
– 19 885
Packaging and Consumer, Soft Alloy Extrusions, and
Auto Castings
$   7,234 $   7,620 $   7,387 Sales
$   3,753 $   3,755 $   3,638 Working Capital
2,791 3,121 2,649 Less: Accounts payable, trade
3,844 3,813 3,311 Add: Inventories
$   2,700 $   3,063 $   2,976 Receivables from customers, less allowances
September 30,
2008
June 30,
2008
September 30,
2007
(in millions)
Quarter ended

[Alcoa logo]
Other Financial Reconciliations
(in millions)
September 30, 2008
Quarter ended
Third-party Sales
September 30,
2007
Debt-to-Capital
Debt-to-Capital
Cash and cash
equivalents
Net Debt-to-
Capital
Sales $    7,387 Total Debt
Short-term borrowings $       498 $        – $       498
Divested businesses (a) 885 Commercial paper 1,207 831 376
Long-term debt due
within one year 54 – 54
Sales, excluding divested
businesses $    6,502
Long-term debt, less
amount due within one
year 8,370 – 8,370
Numerator $  10,129 $       831 $    9,298
Total Capital
Total debt (Numerator) $  10,129 $       831 $    9,298
(a) Divested businesses include the businesses
within the Packaging and Consumer segment,
certain U.S. locations of the Soft Alloy
Extrusions business that were not contributed
to the Sapa AB joint venture, and the
Automotive Castings business.
Minority interests 2,740 – 2,740
Total shareholders’
equity 15,065 – 15,065
Denominator $  27,934 $       831 $  27,103
Quarter ended
Cash From Operations
September 30,
2008
Ratio
36.3% 34.3%
Cash used for operations $      (93)
Pension contributions 418
Cash from operations,
excluding pension
contributions $     325

[Alcoa logo]
Reconciliation of Adjusted Income
(in millions) Quarter ended
3Q07 2Q08 3Q08
Net income $   555 $   546 $   268
Loss from
discontinued
operations (3) – (1)
Income from
continuing
operations 558 546 269
Discrete tax items 464 (9) –
Gain on sale of
Chalco investment (1,140) – –
Transaction costs* 55 – –
Restructuring and
other charges** 403 2 29
Income from
continuing
operations – as
adjusted $   340 $   539 $   298
* Transaction costs include investment banking, legal, audit related, and other third party expenses, and interest expense related to the offer for
   Alcan.  All costs except for interest expense are included in Selling, general administrative, and other expenses on the Statement of
   Consolidated Income.
** In the third quarter of 2007, Restructuring and other charges include a $93 after tax goodwill impairment charge related to the Electrical and
    Electronic Solutions business.

[Alcoa logo]
(2)
Year 2010 projections of EBITDA are forward-looking non-GAAP financial measures. As such the most directly comparable GAAP measures for 2010 (actual net income) are not yet available. However, management believes that the 2010 projections are meaningful to investors because of the magnitude of the potential earnings contribution. Year 2010 projections are based upon September 2008 year-to-date pricing and input costs and represent an incremental add to EBITDA with a base year of 2008. Iceland EBITDA is for the Fjarðaál smelter, Brazil
EBITDA is for the Juruti bauxite mine development and São Luís alumina refinery expansion, and Can Sheet EBITDA is for Alcoa’s global can sheet businesses and assumes the elimination of LME-related pricing caps by the end of 2009 and volume increases of at least 30 percent in
Russia and China. Forward-looking statements are subject to risks, contingencies, and uncertainties and are not guarantees of future performance. Actual results, performance or outcomes may differ materially from those expressed in or implied by these forward looking statements. See Slide 2 (Forward Looking Statements) for additional information.
EBITDA Reconciliations
(in millions)
Six months
ended
June 30,
2007
Six months
ended
June 30,
2008
Six months
ended
June 30,
2007
Six months
ended
June 30,
2008
Alumina Primary Metals
After-tax operating income (ATOI) (1) $     536 $     359 $     966 $     735
Add:
Income taxes 202 124 410 247
Depreciation, depletion, and amortization 118 141 197 252
Earnings before interest, taxes, depreciation, and
amortization (EBITDA) $     856 $     624 $  1,573 $  1,234
(1) See Slide 33 for a reconciliation of segment ATOI to consolidated net income.
Year 2010 Projections (2)
Iceland Brazil Can Sheet
Net income $     130 $     30 $     250
Add:
Minority interests – 15 –
Income taxes 30 5 60
Depreciation, depletion, and amortization 10 30 10
EBITDA $     170 $       80 $     320

[Alcoa logo]
Return on Capital (ROC) is presented based on Bloomberg Methodology which calculates ROC based on trailing four quarters.
Reconciliation of Return on Capital
3Q'08 2Q'08 1Q'08 4Q'07 3Q'07 2Q'07 1Q'07
Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg
(In Millions)
Method Method Method Method Method Method Method
Net income $1,749 $2,036 $2,205 $2,564 $2,291 $2,273 $2,302
Minority interests $285 $277 $317 $365 $399 $432 $446
Interest expense (after-tax)
$312 $267 $266 $262 $246 $270 $281
Numerator (sum total)
$2,346 $2,580 $2,788 $3,191 $2,936 $2,975 $3,029
Average Balances
Short-term borrowings $537 $568 $524 $516 $497 $451 $441
Short-term debt $126 $352 $358 $356 $525 $359 $360
Commercial paper $782 $819 $864 $1,164 $1,275 $1,169 $972
Long-term debt $7,351 $6,523 $6,374 $5,574 $5,390 $5,709 $5,767
Preferred stock $55 $55 $55 $55 $55 $55 $55
Minority interests $2,532 $2,519 $2,320 $2,130 $1,927 $1,809 $1,669
Common equity $15,435 $16,695 $15,563 $15,269 $15,255 $15,571 $14,621
Denominator (sum total)
$26,818 $27,531 $26,058 $25,064 $24,924 $25,123 $23,885
Return on Capital 8.7% 9.4% 10.7% 12.7% 11.8% 11.8% 12.7%

[Alcoa logo]
Return on capital, excluding growth investments is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because it provides greater insight with respect to the underlying operating performance of the company’s productive assets.  The company has significant growth investments underway in its upstream and downstream businesses, as previously noted, with expected completion dates over the next several years.  As these investments generally require a period of time before they are productive, management believes that a return on capital measure excluding these growth investments is more representative of current operating performance.
Reconciliation of Adjusted Return on Capital
3Q'08 2Q'08 1Q'08 4Q'07 3Q'07 2Q'07 1Q'07
Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg
(In Millions) Method Method Method Method Method Method Method
Numerator (sum total) $2,346 $2,580 $2,788 $3,191 $2,936 $2,975 $3,029
Russia, Bohai, and Kunshan
net losses ($132) ($118) ($96) ($91) ($57) ($51) ($79)
Adjusted numerator
$2,478 $2,698 $2,884 $3,282 $2,993 $3,026 $3,108
Average Balances
Denominator (sum total) $26,818 $27,531 $26,058 $25,064 $24,924 $25,123 $23,885
Capital projects in progress and
Russia, Bohai, and Kunshan
capital base $5,244 $5,289 $4,730 $4,620 $4,430 $4,521 $3,945
Adjusted denominator $21,574 $22,242 $21,328 $20,444 $20,494 $20,602 $19,940
Return on capital, excluding
growth investments
11.5% 12.1% 13.5% 16.1% 14.6% 14.7% 15.6%